INGERSOLL-RAND COMPANY,
                           AS ISSUER

                               TO

                     THE BANK OF NEW YORK,
                           AS TRUSTEE

                           Indenture


                   DATED AS OF March 23, 1998

                     INGERSOLL-RAND COMPANY

             RECONCILIATION AND TIE BETWEEN TRUST
               INDENTURE ACT OF 1939, AS AMENDED
           AND INDENTURE, DATED AS OF MARCH 23, 1998

 TRUST INDENTURE                                INDENTURE SECTION
     ACT SECTION

Section 310(a)(1)                                              609
           (a)(2)                                              609
           (a)(3)                                   Not Applicable
           (a)(4)                                   Not Applicable
           (b)                                            608, 610
Section 311(a)                                                 613
           (b)                                                 613
Section 312(a)                                         701, 702(a)
           (b)                                              702(b)
           (c)                                              702(c)
Section 313(a)                                              703(a)
           (b)                                      Not Applicable
           (c)                                      703(a), 703(b)
           (d)                                              703(b)
Section 314(a)                                                 704
           (b)                                      Not Applicable
           (c)(1)                                              102
           (c)(2)                                              102
           (c)(3)                                   Not Applicable
           (d)                                      Not Applicable
           (e)                                                 102
Section 315(a)                                              601(a)
           (b)                                                 602
           (c)                                              601(b)
           (d)                                              601(c)
           (d)(l)                                   601(a), 601(c)
           (d)(2)                                           601(c)
           (d)(3)                                           601(c)
           (e)                                                 514
Section 316(a)(1)(A)                                           512
           (a)(1)(B)                                      502, 513
           (a)(2)                                   Not Applicable
           (b)                                                 508
Section 317(a)(1)                                              503
           (a)(2)                                              504
           (b)                                                1009
Section 318(a)                                                 107

NOTE:  THIS RECONCILIATION AND TIE SHALL NOT, FOR ANY  PURPOSE,
BE DEEMED TO BE A PART OF THIS INDENTURE.

                       TABLE OF CONTENTS
                                                                  Page

ARTICLE 1DEFINITIONS AND OTHER PROVISIONSOF GENERAL APPLICATION      1

     SECTION 101.Definitions                                         1
     Act                                                             1
     Affiliate                                                       1
     Authenticating Agent                                            2
     Bankruptcy Law                                                  2
     Board of Directors                                              2
     Board Resolution                                                2
     Business Day                                                    2
     Capitalized Lease Obligation                                    2
     Capital Stock                                                   2
     Commission                                                      2
     Common Depositary                                               2
     Company                                                         2
     Company Request                                                 2
     Company Order                                                   2
     Corporate Trust Office                                          2
     Covenant Defeasance                                             2
     Custodian                                                       2
     Default                                                         2
     Defaulted Interest                                              2
     Defeasance                                                      2
     Dollars                                                         3
     Event of Default                                                3
     Exchange Act                                                    3
     Funded Indebtedness                                             3
     GAAP                                                            3
     Holder                                                          3
     Security holder                                                 3
     Indenture                                                       3
     Interest                                                        3
     Interest Payment Date                                           3
     Maturity                                                        3
     Officer                                                         3
     Officer's Certificate                                           3
     Opinion of Counsel                                              3
     Original Issue Discount Security                                3
     Outstanding                                                     3
     Paying Agent                                                    4
     Person                                                          4
     Place of Payment                                                4
     Principal Property                                              4
     Redemption Date                                                 4
     Redemption Price                                                4
     Registered Security                                             4
     Regular Record Date                                             4
     Responsible Officer                                             4
     Restricted Subsidiary                                           4
     Securities                                                      4
     Security Register                                               4
     Security Registrar                                              4
     Special Record Date                                             4
     Stated Maturity                                                 5
     Subsidiary                                                      5
     Trust Indenture Act                                             5
     Trustee                                                         5
     U.S. Depositary                                                 5
     U.S. Government Obligations                                     5
     Vice President                                                  5
     SECTION 102.Compliance Certificates and Opinions                5
     SECTION 103.Form of Documents Delivered to Trustee              6
     SECTION 104.Acts of Holders                                     6
     SECTION 105.Notices, Etc., to Trustee and Company               7
     SECTION 106.Notice to Holders; Waiver                           7
     SECTION 107.Conflict with Trust Indenture Act                   8
     SECTION 108.Effect of Headings and Table of Contents            8
     SECTION 109.Successors and Assigns                              8
     SECTION 110.Separability Clause                                 8
     SECTION 111.Benefits of Indenture                               8
     SECTION 112.Governing Law                                       8
     SECTION 113.Legal Holidays                                      8
     SECTION 114.No Recourse Against Others                          8

     ARTICLE 2           SECURITY FORMS                              9

     SECTION 201.Forms Generally                                     9
     SECTION 202.Form of Face of Security                            9
     SECTION 203.Form of Reverse of Security                        11
     SECTION 204.Form of Trustee's Certificate of Authentication    14
     SECTION 205.Securities in Global Form                          14
     SECTION 206.CUSIP Number                                       15
     SECTION 207. Form  of  Legend  for  the  Securities  in  Global
                  Form15

     ARTICLE 3           THE SECURITIES                             15

     SECTION 301.Amount Unlimited; Issuable in Series               15
     SECTION 302.Denominations                                      17
     SECTION 303.Execution, Authentication, Delivery and Dating     17
     SECTION 304.Temporary Securities                               18
     SECTION 305.Registration, Registration of Transfer and
                 Exchange                                           19
     SECTION 306.Mutilated, Destroyed, Lost and Stolen Securities   20
     SECTION 307.Payment of Interest; Interest Rights Preserved     21
     SECTION 308.Persons Deemed Owners                              21
     SECTION 309.Cancellation                                       22
     SECTION 310.Computation of Interest                            22

     ARTICLE 4     SATISFACTION AND DISCHARGE                       22

     SECTION 401.Satisfaction and Discharge of Indenture            22
     SECTION 402.Application of Trust Money                         23

     ARTICLE 5              REMEDIES                                23

     SECTION 501.Events of Default                                  23
     SECTION 502.Acceleration of Maturity; Rescission and Annulment 24
     SECTION 503. Collection of Indebtedness and Suits for
                  Enforcement by Trustee                            25
     SECTION 504.Trustee May File Proofs of Claim                   25
     SECTION 505. Trustee  May Enforce Claims Without Possession
                  of Securities                                     26
     SECTION 506.Application of Money Collected                     26
     SECTION 507.Limitation on Suits                                26
     SECTION 508. UnconditionLa Right of Holders to Receive
                  Principal, Premium and Interest.                  27
     SECTION 509.Restoration of Rights and Remedies                 27
     SECTION 510.Rights and Remedies Cumulative                     27
     SECTION 511.Delay or Omission Not Waiver                       27
     SECTION 512.Control by Holders                                 27
     SECTION 513.Waiver of Past Defaults                            27
     SECTION 514.Undertaking for Costs                              28

     ARTICLE 6            THE TRUSTEE                               28

     SECTION 601. Certain Duties and Responsibilities of the
                  Trustee                                           28
     SECTION 602. Notice of Defaults                                28
     SECTION 603. Certain Rights of Trustee                         28
     SECTION 604. Not  Responsible for Recitals or Issuance of
                  Securities                                        29
     SECTION 605. May Hold Securities                               29
     SECTION 606. Money Held in Trust                               30
     SECTION 607. Compensation and Reimbursement                    30
     SECTION 608. Disqualification; Conflicting Interests           30
     SECTION 609. Corporate Trustee Required; Eligibility           30
     SECTION 610. Resignation and Removal; Appointment of
                  Successor                                         31
     SECTION 611. Acceptance of Appointment by Successor            32
     SECTION 612. Merger, Conversion, Consolidation or
                  Succession to Busines                             32
     SECTION 613. Preferential Collection of Claims Against
                  Company                                           33
     SECTION 614. Appointment of Authenticating Agent               33

     ARTICLE 7    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND
                  COMPANY                                           34

     SECTION 701. Company to Furnish Trustee Names and Addresses of
                  Holders                                           34
     SECTION 702. Preservation of Information; Communications to
                  Holders                                           34
     SECTION 703. Reports by Trustee                                35
     SECTION 704. Reports by Company                                35

     ARTICLE 8    CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER    36

     SECTION 801. When Company May Merge, Etc.                      36
     SECTION 802. Opinion of Counsel                                36
     SECTION 803. Successor Corporation Substituted                 36

     ARTICLE 9      SUPPLEMENTAL INDENTURES                         37

     SECTION 901. Supplemental Indentures Without Consent of
                  Holders                                           37
     SECTION 902. Supplemental Indentures with Consent of Holders   37
     SECTION 903. Execution of Supplemental Indentures              38
     SECTION 904. Effect of Supplemental Indentures                 38
     SECTION 905. Conformity with Trust Indenture Act               38
     SECTION 906. Reference in Securities to Supplemental
                  Indentures                                        39

     ARTICLE 10            COVENANTS                                39

     SECTION 1001.Payments of Securities                            39
     SECTION 1002.Maintenance of Office or Agency                   39
     SECTION 1003.Compliance Certificates                           39
     SECTION 1004.Money for Securities Payments to Be Held in
                  Trust                                             39
     SECTION 1005.Limitation on Liens                               40
     SECTION 1006 Limitation on Sale and Leaseback Transactions     42
     SECTION 1008 Waiver of Certain Covenants                       42

     ARTICLE 11     REDEMPTION OF SECURITIES                        42

     SECTION 1101.Applicability of Article                          42
     SECTION 1102.Election to Redeem; Notice to Trustee             43
     SECTION 1103.Selection by Trustee of Securities to Be
                  Redeemed                                          43
     SECTION 1104.Notice of Redemption                              43
     SECTION 1105.Deposit of Redemption Price                       44
     SECTION 1106.Securities Payable on Redemption Date             44
     SECTION 1107.Securities Redeemed in Part                       44

     ARTICLE 12          SINKING FUNDS                              44

     SECTION 1201.Applicability of Article                          44
     SECTION 1202.Satisfaction of Sinking Fund Payments with
                  Securities                                        45
     SECTION 1203.Redemption of Securities for Sinking Fund         45

     ARTICLE 13   DEFEASANCE AND COVENANT DEFEASANCE                45

     SECTION 1301.Applicability of Article; Company's Option to
                  Effect Defeasance or Covenant Defeasance          45
     SECTION 1302.Defeasance and Discharge                          45
     SECTION 1303.Covenant Defeasance                               46
     SECTION 1304.Conditions to Defeasance or Covenant Defeasance   46
     SECTION 1305.Deposited Money and Government Obligations To Be
                  Held In Trust                                     47

     ARTICLE 14          MISCELLANEOUS                              47

     SECTION 1401.Miscellaneous                                     47

     Indenture, dated as of March 23, 1998, between INGERSOLL-RAND COMPANY, a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company "), having its principal office at 200 Chestnut Ridge Road, Woodcliff
Lake,   New  Jersey  07675  and  The  Bank  of  New   York,   a
                , as Trustee (herein called the "Trustee").

                    RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                           ARTICLE 1

                DEFINITIONS AND OTHER PROVISIONS
                     OF GENERAL APPLICATION

     SECTION 11.    Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (4)  the word "including" (and with the correlative meaning
"Include") means including, without limiting the generality of, any description preceding such term; and

     (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate
Securities. "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

     "Board of Directors" means the board of directors of the Company; provided, however, that when the context refers to actions or resolutions of the Board of Directors, then the term "Board of Directors" shall also mean any duly authorized committee of the Board of Directors of the Company or Officer authorized to act with respect to any particular matter to exercise the power of the Board of Directors of the Company.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.
      "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or regulation to close.

     "Capitalized Lease Obligation" means an obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligations determined ln accordance with such principles.

     "Capital Stock" of any Person shall mean any and all shares, interests, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common  Depositary" has the meaning specified in  Section
304.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York 10286.

     "Covenant Defeasance" has the meaning specified in Section
1303.

     "Custodian"   means   any  receiver,  trustee,   assignee,
liquidator, sequestrator or similar official under any Bankruptcy
Law.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in  Section
307.

     "Defeasance" has the meaning specified in Section 1302.

     "Dollars" and "$" means lawful money of the United States of America.

     "Event of Default" has the meaning specified in Section 501.
     "Exchange  Act" means the Securities and Exchange  Act  of
1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Funded Indebtedness" means indebtedness created, assumed or guaranteed by a Person for money borrowed which matures by its terms, or is renewable by the borrower to a date, more than one year after the date of its original creation, assumption or guarantee.

     "GAAP" means such accounting principles that are generally accepted in the United States of America as of the date of any computation required hereunder.

     "Holder" or "Security holder" means a Person in whose name a Security if registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by
Section 301.

     "Interest,"  when used with respect to an  Original  Issue
Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officer" means the Chairman of the Board, the Vice Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of the Company.

     "Officer's Certificate" means a certificate signed by an Officer and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and (iv) Securities which have been defeased pursuant to Section 1302; provided, however, that in determining whether the Holders of the requisite principal amount of the
Outstanding   Securities  have  given  any   request,   demand,
authorization, direction, notice, consent or waiver  hereunder,
(a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be that portion of the principal amount thereof that could be declared to be due and payable upon the occurrence of an Event of Default and the continuation thereof pursuant to the terms of such Original Issue Discount Security as of the date of such determination and (b) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company may act as Paying Agent with respect to any Securities issued hereunder.

     "Person"  means any individual, corporation,  partnership,
joint   venture,   association,  joint-stock  company,   trust,
unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

     "Principal Property" means any manufacturing plant or other
manufacturing  facility  of  the  Company  or  any   Restricted
Subsidiary, which plant or facility is located within the United States of America, except any such plant or facility which the Board of Directors by resolution declares is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries.

     "Redemption Date," when used with respect to any Security of any series to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security of any series to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Security issued hereunder and registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary which owns a Principal Property excluding, however, any corporation the greater part of the operating assets of which are located or the principal business of which is carried on outside the United States of America.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.
     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special  Record  Date" for the payment of  any  Defaulted
Interest means a date fixed by the Trustee pursuant to  Section
307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" of a Person means any corporation of which at least a majority of the outstanding stock having voting power under ordinary circumstances to elect a majority of the Board of Directors of said corporation shall at the time be owned by the Company or by the Company and one or more Subsidiaries or by one or more Subsidiaries.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed; provided, however, that in the event that such Act is amended after such date, "Trust Indenture Act" means the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.

     "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title
"vice president".

     SECTION 12.    Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, other than an action permitted by Sections 205 and 704 hereof, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 13.    Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 14.    Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 15.    Notices, Etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received by the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

     (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 16.    Notice to Holders; Waiver.

     Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be deemed sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders or the validity of the proceedings to which such notice relates. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     SECTION 17.    Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or shall be excluded, as the case may be.

      SECTION 18.    Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 19.    Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 110.   Separability Clause.

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111.   Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112.   Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws (other than the choice of law provisions) of the State of New York.

     SECTION 113.   Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day or on such other day as may be set out in the Officer's Certificate pursuant to Section 301 at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

     SECTION 114.   No Recourse Against Others.

     No recourse for the payment of the principal of (and premium, if any) or interest, if any, on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past,
present   or  future,  of  the  Company  or  of  any  successor
corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of and as a consideration for, the execution of this Indenture and the issue of the Securities.

                           ARTICLE 2

                         SECURITY FORMS

     SECTION 21.    Forms Generally.

     The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or
more   indentures supplemental hereto, ln each case  with  such
appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

     The definitive Securities shall be photocopied, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

     SECTION 22.    Form of Face of Security.

     (If the Security is an Original Issue Discount Security, insert--FOR PURPOSES OF SECTION 1272 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT (AS DEFINED IN SECTION 1273(a)(1) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-l(a) WITH RESPECT TO THIS
SECURITY IS           , THE ISSUE PRICE (AS DEFINED IN TREASURY
REGULATION SECTION 1.1273-2) OF THIS SECURITY IS            , THE
ISSUE DATE (AS DEFINED IN SECTION 1275(a)(2) OF THE CODE AND TREASURY REGULATION SECTION 1.1273-2) OF THIS SECURITY IS
            AND  THE  YIELD  TO MATURITY OF  THIS  SECURITY  IS
          ).    INGERSOLL-RAND COMPANY
                    ........................
 No. ________                                         ($)________

     INGERSOLL-RAND COMPANY, a corporation duly organized and existing under the laws of New Jersey (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received,
hereby promises to pay to            , or registered assigns, the
principal sum of $            on            . (If the Security is
to bear interest prior to Maturity, insert --, and to pay interest thereon from _______________ or from the most recent Interest Payment Date to which interest has been paid or duly
provided   for,   (semi-annually)  (quarterly)   (monthly)   on
          and in each year, commencing            , at the rate
of     %  per annum, until the principal hereof is paid or made
available for payment (If applicable insert--, and (to the extent that the payment of such interest shall be legally enforceable)
at  the  rate  of    % per annum on any overdue  principal  and
premium and on any overdue installment of interest). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the
          of            (whether or not a Business Day), as the
case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.)

     (If the Security is not to bear interest prior to Maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest
at the rate of    % per annum (to the extent that the payment of
such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand
shall bear interest at the rate of    % per annum (to the extent
that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.)

     Payment of the principal of (and premium, if any) and (if applicable, insert--any such) interest on this Security will be made at the office or agency of the Company maintained for that
purpose  in             , in Dollars (if applicable,  insert--;
provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register).

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                   INGERSOLL-RAND COMPANY

                                   By:

                                   By:___________________________
                                   _____________
Attest:
                                             (SEAL)
     SECTION 23.    Form of Reverse of Security.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 17, 1998 (herein called the "Indenture"), between the Company and as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof (limited in aggregate principal
amount to $           ).

     (If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by first class mail to the holders of such
securities, (if applicable, insert--(1) on            in any year
commencing  with the year            and ending with  the  year
          through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
(2)) at any time (on or after            , ), as a whole or  in
part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):

     If  redeemed  (on or before             ,      %,  and  if
redeemed) during the 12-month period beginning            of the
years indicated,

Year       Redemption Price       Year  Redemption Price

and thereafter at a Redemption Price equal to _______ of the principal amount, together in the case of any such redemption (if applicable, insert -- (whether through operation of the sinking fund or otherwise)) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.) (If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more
than  60 days' notice by first class mail, (1)  on             in
any year commencing with the year             and ending with the
year             through operation of the sinking fund  for  this
series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time (on or after ____________), as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below:

     If redeemed during a 12-month period beginning          of
the years indicated,

           Redemption Price for  Redemption Price for
            Redemption Through   Redemption Otherwise
             Operation of the        Than Through
Year           Sinking Fund           Operation
                                 of the Sinking Fund

and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued and unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such
Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.)

     (Notwithstanding the foregoing, the Company may  not,  prior
to              redeem   any   Securities  of  this   series   as
contemplated by (clause (2) of) the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than % per annum.)

     (The   sinking  fund  for  this  series  provides  for   the
redemption  on             in each year beginning with  the  year
           and ending with the year            of (not less than)
$             (("mandatory  sinking fund") and not  more  than  $
            aggregate  principal  amount of  Securities  of  this
series.) (Securities of this series acquired or redeemed by the Company otherwise than through (mandatory) sinking fund payments may be credited against subsequent (mandatory) sinking fund payments otherwise required to be made--in the (inverse) order in which they become due.)

     (In the event of redemption of this Security in part only a new Security or Securities of this series for the unredeemed portion hereof will be issued ln the name of the Holder hereof upon the cancellation hereof.)

     (If the Security is not an Original Issue Discount Security, insert -- If any Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.) (If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal -- insert formula for determining the amount.) Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.
     This Security is a senior unsecured obligation of the Company and will rank pari passu in right of payment with all other senior unsecured obligations of the Company.

     This Security is subject to Defeasance as described in the Indenture.

     The Indenture may be modified by the Company and the Trustee without consent of any Holder with respect to certain matters as described in the Indenture. In addition, the Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall bind such Holder and all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same Stated Maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of ($1,000) and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture imposes certain limitations on the ability of the Company to, among other things, merge or consolidate with any other Person or sell, assign, transfer or lease all or substantially all of its properties or assets (If other covenants are applicable pursuant to the provisions of Section 301, insert here). All such covenants and limitations are subject to a number of important qualifications and exceptions. The Company must report periodically to the Trustee on compliance with the covenants in the Indenture.

     A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Security or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder, by accepting a Security, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Security.

     (If applicable, insert -- Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company has caused CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the correctness or accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.)

     All   capitalized  terms  used  in  this  Security   without
definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture. ASSIGNMENT FORM

     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)

and irrevocably appoint
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:_________                   Your Signature:___________________
                                  (Sign  exactly as  your
                                  name appears  on the  other
                                  side of this Security)

 Signature Guaranty:_______________________________
                (Signatures must be guaranteed by an
                "eligible guarantor institution" meeting the requirements of the Transfer Agent, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP all in accordance with the Exchange Act.)

Social Security Number or Taxpayer Identification Number:

     SECTION   24.      Form   of   Trustee's   Certificate    of
Authentication.

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK
                                                       as Trustee

                                   By:___________________________
                                             Authorized Signatory
Dated:_____________________

     SECTION 25.    Securities in Global Form.

     If Securities of a series are issuable in global form, as contemplated by Section 301, then, notwithstanding the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

     The provisions of Section 309 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

     Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

     Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security.

     SECTION 26.    CUSIP Number.

     The Company in issuing Securities of any series may use a "CUSIP" number, and, if so, the Trustee may use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such series; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed on the notice or on the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP number of any series of Securities.

     SECTION  27.    Form of Legend for the Securities in  Global
Form.

     Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form:

     "THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AN IS REGISTERED IN THE NAME OF A COMMON DEPOSITARY OR A U.S. DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY OR A U.S. DEPOSITARY OR BY A NOMINEE OF THE COMMON DEPOSITARY OR A NOMINEE OF THE U.S. DEPOSITARY AS THE CASE MAY BE."

                           ARTICLE 3

                         THE SECURITIES

     SECTION 31.    Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

     (1)   the title of the Securities of the series (which shall
distinguish  the  Securities  of  the  series  from   all   other
Securities);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107);

     (3) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (i) whether beneficial owners of interests in any such permanent global security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and (ii) the name of the Common Depositary (as defined in Section
304) or the U.S. Depositary, as the case may be, with respect to any global security;

     (4) the date or dates on which the principal of the Securities of the series is payable;

     (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date and, if applicable to such series of Securities, the basis points and United States Treasury rate(s) and any other rates to be used in calculating the reset rate;

     (6) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

     (7) the right of the Company, if any, to defer any payment of principal of or interest on the Securities of the series, and the maximum length of any such deferral period;

     (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

     (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

     (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

     (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

     (12) additional Events of Default with respect to Securities of the series, if any, other than those set forth herein;

     (13) if either or both of Section 1302 and Section 1303 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both
Section 1302 and Section 1303 shall be applicable to the Securities of the series);

     (14) if other than U.S. dollars, the currency or currencies or units based on or related to currencies in which the Securities of such series shall be denominated and in which payments or principal of, and any premium and interest on, such Securities shall or may by payable;

       (15) additional covenants with respect to Securities of the series, if any, other than those set forth herein;

     (16) if other than the Trustee, the identity of the Registrar and any Paying Agent; and

     (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or in any such Indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series.

     SECTION 32.    Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

     SECTION  33.     Execution,  Authentication,  Delivery   and
Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, any Executive Vice President, any Senior Vice President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any security that has been duly authenticated and delivered by the Trustee.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make such Securities available for delivery. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 315(a) through (d) of the Trust Indenture
Act) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a  if  the  form  of  such  Securities  has   been
established  by or pursuant to Board Resolution as  permitted  by
Section 201, that such form has been established in conformity with the provisions of this Indenture;

     (b if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by
Section 301, that such terms have been established in conformity with the provisions of this Indenture; (c that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except to the extent enforceability
may  be  limited   by   applicable   bankruptcy,   insolvency,
reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding ln equity or at law); and

      (d that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (except that no opinion need be expressed as to state securities or Blue Sky laws).

     If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) such authentication may not lawfully be made or would involve the Trustee in personal liability.

     Notwithstanding the provisions of Section 301 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first security of such series to be issued.

     If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to the authentication and delivery of such series, authenticate and deliver one or more global Securities that (i) shall be in an aggregate amount equal to the aggregate principal amount specified in such Company Order, (ii) shall be registered in the name of the Common Depositary or U.S. Depositary, as the case may be, therefor or its nominee, and
(iii) shall be made available for delivery by the Trustee to such depositary or pursuant to such depositary's instruction.

     Each depositary designated pursuant to Section 301 must, at the time of its designation and at all times while it serves as depositary, be a clearing agency registered under the Exchange
Act and any other applicable statute or regulation.

     Unless otherwise provided for in the form of security, each security shall be dated the date of its authentication.

     No security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any security shall be conclusive evidence, and the only evidence, that such security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     SECTION 34.    Temporary Securities.

     Pending  the  preparation of definitive  Securities  of  any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     In  the  case  of  Securities of any series, such  temporary
Securities may be in global form, representing all or a portion of the Outstanding Securities of such series.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of
Section 305), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the office of a depositary or common depositary (the "COMMON DEPOSITARY") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

     SECTION  35.     Registration, Registration of Transfer  and
Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of registration of transfers
of   Securities.  The  Trustee  is  hereby  appointed   "Security
Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any security of any series at the office or agency of the Company in Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as subject to the conditions contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above in accordance with the written instructions of the Company referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, such interest or Defaulted Interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such security in the form specified for such series, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation, of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any security so selected for redemption in whole or in part, except the unredeemed portion of any security being redeemed in part.

     SECTION   36.     Mutilated,  Destroyed,  Lost  and   Stolen
Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If  there shall be delivered to the Company and the  Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such Security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In  case  any  such  mutilated, destroyed,  lost  or  stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, make payment with respect to such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every  new  Security of any series issued pursuant  to  this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
     SECTION   37.      Payment  of  Interest;  Interest   Rights
Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1   The  Company  may elect to make payment  of  any
Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Section 307 provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2   The  Company may make payment of  any  Defaulted
Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Section 307, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 38.    Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Common Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Common Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the right of such Common Depositary (or its nominee) as holder of such Security in global form.

     SECTION 39.    Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Upon the written request of the Company all cancelled Securities shall be held by the Trustee and may be destroyed (and, if so destroyed, certification of their destruction shall be delivered to the Company, unless, by a Company Order, the Company shall direct that cancelled Securities be returned to it).

     SECTION 310.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                           ARTICLE 4

                   SATISFACTION AND DISCHARGE

     SECTION 41.    Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for or in the form of security for such series), when the Trustee, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (1         either

        (A all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1009) have been delivered to the Trustee for cancellation; or

        (B    all  such  Securities not theretofore delivered  to
the Trustee for cancellation

        (i)have become due and payable, or

        (ii)        will  become due and payable at their  Stated
Maturity within one year, or

        (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i),
(ii) or (iii) above, has deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

     (2      the Company has paid or caused to be paid all  other
sums payable hereunder by the Company; and

     (3 the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1009 shall survive.

     SECTION 42.         Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1009, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee.

                           ARTICLE 5

                            REMEDIES

     SECTION 51.         Events of Default.

     "EVENT OF DEFAULT," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or to be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1 the Company defaults in the payment of interest on any Security of that series when such interest becomes due and payable and the default continues for a period of 30 days; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

     (2 the Company defaults in the payment of the principal of (or premium, if any, on) any Security of that series when the same becomes due and payable at Maturity, upon redemption (including redemptions under Article 11), or otherwise; provided, however, that if the Company is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Company is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

     (3      The  Company defaults in the payment of any  sinking
fund installment, when and as due by the terms of a Security and the default continues for a period of 30 days; or

     (4      The  Company fails to observe or perform any of  its
other covenants, warranties or agreements in the Securities of that series or this Indenture (other than a covenant, agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and the failure to observe or perform continues for the period and after the notice specified in the last paragraph of this Section; or(5 the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (B) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (C) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (D) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Company or for any material part of its property, (E) makes a general assignment for the benefit of its creditors or (F) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

     (6 (i) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Custodian of the Company or for any material part of its property, or (C) order the winding-up or liquidation of its affairs, and such judgment, decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or (ii) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 90 days; or
(iii) a warrant of attachment is issued against any material portion of the property of the Company which is not released within 90 days of service; or

     (7      any other Event of Default provided with respect  to
Securities of that series.

     A Default under clause (4) above is not an Event of Default until the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series notify the Company and the Trustee of the Default and the Company does not cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." When a Default under clause (4) above is cured within such 90-day period, it ceases.

     SECTION 52.  Acceleration of Maturity; Rescission and
                  Annulment.

     If an Event of Default with respect to Securities of any series (other than an Event of Default specified in clause (5) or
(6) of Section 501) occurs and is continuing, the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) on all the Outstanding Securities of that series to be due and payable immediately and, upon any such declaration, the Outstanding Securities of that series (or specified principal amount) shall become and be immediately due and payable.

     If  an  Event of Default specified in clause (5) or  (6)  of
Section 501 occurs, all unpaid principal of and accrued interest on the Outstanding Securities of that series (or specified principal amount) shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.

     Upon payment of all such principal and interest, all of the Company's obligations under the Securities of that series and (upon payment of the Securities of all series) this Indenture shall terminate, except obligations under Section 607.

     The Holders of a majority in principal amount of the Outstanding Securities of that series by notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal and interest of the Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal that has become due otherwise than by such declaration of acceleration have been paid, (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (iv) all payments due to the Trustee and any predecessor Trustee under Section 607 have been made.

     SECTION 53.Collection   of   Indebtedness  and   Suits   for
                Enforcement by Trustee.

     The Company covenants that if:

     (1     default is made in the payment of any interest on any
Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2      default  is made in the payment of the principal  of
(or premium, if any, on) any Security of any series at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

     SECTION 54.         Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (i0 to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceedings, and

     (ii0 to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 55.Trustee May Enforce Claims Without Possession
                of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 56.         Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities in respect of which moneys have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     First:  To the payment of all amounts due the Trustee  under
Section 607 applicable to such series;

     Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities of such series in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities of such series for principal (and premium, if any) and interest, respectively; and

     Third: To the Company.
     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 506. At least fifteen
(15) days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

     SECTION 57.         Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1      such  Holder has previously given written notice  to
the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (2 the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3      such  Holder or Holders have offered to the  Trustee
reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4      the  Trustee for 60 days after its receipt  of  such
notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5 no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;
it being understood and intended that no one or more of Holders of Securities of any series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the affected series.

     SECTION  58. Unconditional  Right  of  Holders   to
Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     SECTION 59.       Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted.

     SECTION 510.     Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.      Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.       Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

     (1     such direction shall not be in conflict with any rule
of law or with this Indenture;

     (2      the  Trustee may take any other action deemed proper
by the Trustee which is not inconsistent with such direction; and

     (3     subject to Section 601, the Trustee need not take any
action which might involve the Trustee in personal liability or be unduly prejudicial to the Holders not joining therein.

     SECTION 513.        Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may by written notice to the Trustee on behalf of the Holders of all the Securities of such series waive any Default or Event of Default with respect to such series and its consequences, except a Default or Event of Default (1 in respect of the payment of the principal of (or premium, if any) or interest on any Security of such series, or

     (2 in respect of a covenant or other provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.
     Upon any such waiver, such Default or Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     SECTION 514.        Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                           ARTICLE 6

                          THE TRUSTEE

     SECTION  61.         Certain Duties and Responsibilities  of
the Trustee.

     (a     Except during the continuance of an Event of Default,
the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

     (b In case an Event of Default has occurred and is continuing, and is known to the Trustee, the Trustee shall exercise the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c     None of the provisions of Section 315(d) of the Trust
Indenture Act shall be excluded from this Indenture.

     SECTION 62.         Notice of Defaults.

     Within 90 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series.

     SECTION 63.         Certain Rights of Trustee.

     Subject to the provisions of the Trust Indenture Act:
     (a the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b      any  request  or direction of the Company  mentioned
herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

     (d the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity to its reasonable satisfaction against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, or the books and records of the Company, unless requested in writing to do so by the Holders of a majority in principal amount of the Outstanding Securities of any series; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

     (g the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.
     SECTION 64. Not Responsible for Recitals or Issuance of Securities.

     The recitals herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

     SECTION 65.         May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     SECTION 66.         Money Held in Trust.

     Money held by the Trustee in trust hereunder (including amounts held by the Trustee as Paying Agent) need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

     SECTION 67.         Compensation and Reimbursement.

     The Company agrees

     (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, damage, claim or expense, including taxes (other than taxes based upon or determined or measured by the income of the Trustee), incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section 501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section 607 shall survive this Indenture.

     SECTION 68.         Disqualification; Conflicting Interests.

     The Trustee shall be disqualified only where such disqualification is required by Section 310(b) of the Trust Indenture Act. Nothing shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

     SECTION 69.         Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Section 310(a)(1) of the Trust Indenture Act having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610.        Resignation and Removal; Appointment  of
Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (d)    If at any time:

        (1)the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

        (2)the  Trustee shall cease to be eligible under  Section
609 and shall fail to resign after written request herefor by the Company or by any such Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

        (3)the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such Securities. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     SECTION 611.        Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor
Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or
(b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

     SECTION  612.         Merger, Conversion,  Consolidation  or
Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION   613.         Preferential  Collection  of   Claims
Against Company.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in
Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

     SECTION 614.        Appointment of Authenticating Agent.

     At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of, and subject to the direction of, the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                Form of Authenticating Agent's
                Certificate of Authentication

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             THE BANK OF NEW YORK
                                                       As Trustee

                                   By: __________________________
                                          As Authenticating Agent

                                   By: __________________________
                                             Authorized Signatory

Dated: ______________

                           ARTICLE 7

       HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION  71.          Company to Furnish Trustee  Names  and
Addresses of Holders.

     The  Company  will furnish or cause to be furnished  to  the
Trustee:

     (a) semi-annually, not later than January 1 and July 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding December 15 or June 15, as the case may be; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided,  however, that so long as the Trustee is  the  Security
Registrar, no such list shall be required to be furnished.
     SECTION    72.            Preservation    of    Information;
Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

     (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

        (i)afford such applicants access to the information preserved at the time by the Trustee in accordance with Section
702(a); or

        (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

     SECTION 73.         Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1998, the Trustee shall transmit by mail to all Holders of Securities as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the
Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

     SECTION 74.         Reports by Company.

     The Company shall:
     (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

     (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, (a) concurrently with furnishing the same to its shareholders, the Company's annual report to shareholders, containing certified financial statements, and any other financial reports which the Company generally furnishes to its shareholders, and (b) within 30 days after the filing thereof with the Trustee, such summaries of any other information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                           ARTICLE 8

         CONSOLIDATION, MERGER, LEASE, SALE OR TRANSFER

     SECTION 81.         When Company May Merge, Etc.

     The Company shall not consolidate with, or merge with or into any other corporation (whether or not the Company shall be the surviving corporation), or sell, assign, transfer or lease all or substantially all of its properties and assets as an entirety or substantially as an entirety to any Person or group of affiliated Persons, in one transaction or a series of related transactions, unless:

     (1) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or with which or into which the Company is merged or the Person (or group of affiliated Persons) to which all or substantially all the properties and assets of the Company as an entirety or substantially as an entirety are sold, assigned, transferred or leased shall be a corporation (or constitute corporations) organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; and

     (2) immediately before and after giving effect to such transaction or series of related transactions, no Event of Default, and no Default, shall have occurred and be continuing.

     SECTION 82.         Opinion of Counsel.

     The  Company  shall  deliver to the  Trustee  prior  to  the proposed transaction(s) covered by Section 801 an Officer's Certificate and an Opinion of Counsel stating that the transaction(s) and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction(s) under this Indenture have been met.

     SECTION 83.         Successor Corporation Substituted.

     Upon any consolidation by the Company with or merger by the Company into an other corporation or any lease, sale, assignment, or transfer of all or substantially all of the property and assets of the Company in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or the successor corporation or affiliated group of corporations to which such lease, sale, assignment, or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or corporations had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation or corporations shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such conveyance or transfer, except in the case of a lease, any such predecessor corporation may be dissolved and liquidated. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Ingersoll-Rand Company any or all of the Securities of any series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver Securities of any series which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale, conveyance or lease such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                           ARTICLE 9

                    SUPPLEMENTAL INDENTURES

     SECTION  91.         Supplemental Indentures Without Consent
of Holders.

     Without notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of series) or to surrender any right or power herein conferred upon the Company; or

     (3) to add any additional Events of Default with respect to all or any series of Securities; or

     (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

     (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental Indenture which is entitled to the benefit of such provision; or

     (6)  to secure the Securities; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

     (9)   to cure any ambiguity, defect or inconsistency  or  to
correct  or  supplement  any  provision  herein  which   may   be
inconsistent with any other provision herein; or

     (10) to make any change that does not materially adversely affect the interests of the Holders of Securities of any series.

     Upon   request  of  the  Company,  accompanied  by  a  Board
Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in (and subject to the last sentence of) Section 903, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture.

     SECTION 92.         Supplemental Indentures with Consent  of
Holders.

     With  the  written consent of the Holders of a  majority  in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee shall, subject to Section 903, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding security affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or extend the time for payment thereof, or reduce the amount of the principal of an Original Issue Discount security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

     (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or Defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

     (3)   change  the  redemption provisions (including  Article
Eleven) hereof in a manner adverse to such Holder; or

     (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

     A supplemental indenture which changes or eliminates any covenant or other provisions of this Indenture which as expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It  shall not be necessary for any Act of Holders under this
Section   to   approve  the  particular  form  of  any   proposed
supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 93.         Execution of Supplemental Indentures.

     The Trustee shall sign any supplemental indenture authorized pursuant to this Article, subject to the last sentence of this
Section 903. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 94.         Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 95.         Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

     SECTION  96.         Reference in Securities to Supplemental
Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, ln the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticate and delivered by the Trustee in exchange for Outstanding Securities of such series.

                           ARTICLE 10

                           COVENANTS

     SECTION 101.        Payments of Securities.

     With respect to each series of Securities, the Company will duly and punctually pay the principal of (and premium, if any) and interest on such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

     SECTION 102.        Maintenance of Office or Agency.

     The Company will maintain an office or agency in each Place of Payment where Securities may be surrendered for registration of transfer or exchange or for presentation for payment, where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change ln location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in
Section 105 hereof and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     SECTION 103.        Compliance Certificates.

     The Company will deliver to the Trustee on or before May 15 in each year ending after the date hereof, an Officers' Certificate stating that in the course of the performance by each signer of his duties as an officer of the Company he would normally have knowledge of any default by the Company in the performance and observance of any of the covenants contained in Sections 1005 and 1006, stating whether or not he has knowledge of any such default and, if so, specifying each such default of which such signer has knowledge and the nature thereof.

     SECTION 104. Money for Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to so act.

     The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (i) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (ii)  give the Trustee notice of any default by the  Company
(or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

     (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee of such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 105.        Limitation on Liens.

     (a) The Company covenants and agrees for the benefit of each series of Securities, other than any series established by or pursuant to a Board Resolution or in one or more supplemental indentures hereto which specifically provides otherwise, that it will not, and will not permit any Restricted Subsidiary to, create, assume or guarantee any indebtedness for money borrowed secured by a Mortgage (i) on any Principal Property of the Company or of a Restricted Subsidiary or (ii) on any shares or Funded Indebtedness of a Restricted Subsidiary or (ii) on any shares or Funded Indebtedness of a Restricted Subsidiary (whether such Principal Property, shares or Funded Indebtedness are now owned or hereafter acquired), without, in any such case, effectively providing concurrently with the creation, assumption or guaranteeing of such indebtedness that the Securities
(together, if the Company shall so determine, with any other indebtedness then or thereafter existing, created, assumed or guaranteed by the Company or such Restricted Subsidiary ranking equally with the Securities) shall be secured equally and ratably with (or prior to) such indebtedness; excluding, however, from the foregoing any indebtedness secured by a Mortgage (including any extension, renewal or replacement, or successive extensions, renewals or replacements, of any Mortgage hereinafter specified or any indebtedness secured thereby, without increase of the principal of such indebtedness)

     (1) on property, shares or Funded Indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary; or

     (2) on property existing at the time of acquisition thereof by the Company or a Restricted Subsidiary, or to secure any indebtedness incurred by the Company or a Restricted Subsidiary prior to, at the time of, or within 180 days after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which indebtedness is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon; provided, however, that in the case of any such acquisition, construction or improvement the Mortgage shall not apply to any property theretofore owned by the Company or a Restricted Subsidiary, other than, in the case of any such construction or improvement, any theretofore unimproved real property on which the property so constructed, or the improvement, is located; or

     (3) on property, shares or Funded Indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary, or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; or

     (4) on property of a Restricted Subsidiary to secure indebtedness of such Restricted Subsidiary to the Company or another Restricted Subsidiary; or

     (5) on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Mortgage; or

     (6)  existing at the date of this Indenture;

provided, however, that any Mortgage permitted by any of the foregoing clauses (1), (2), (3) and (5) of this Section 1005 (a) shall not extend to or cover any property of the Company or such Restricted Subsidiary, as the case may be, other than the property specified in such clauses and improvements thereto.

     (b) Notwithstanding the provisions of subsection (a) of this Section, the Company or any Restricted Subsidiary may create, assume or guarantee secured indebtedness for money borrowed which would otherwise be prohibited in said subsection
(a) in an aggregate amount which, together with all other such indebtedness for money borrowed of the Company and its Restricted Subsidiaries and the Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Leaseback Transactions (as defined in Section 1006) existing at such time (other than Sale and Leaseback Transactions entered into prior to the date of this Indenture and Sale and Leaseback Transactions the proceeds of which have been applied in accordance with clause
(b) of Section 1006), does not at the time exceed 5% of the shareholders' equity in the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company.

     (c)  For the purposes of this Article Ten,

     (1) the term "Attributable Debt" shall mean, as of any particular time, the then present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (excluding any renewal term unless the renewal is at the option of the lessor) computed by discounting from the respective due dates to such date such total net amount of rent at the actual interest factor included in such rent, or, if such interest factor cannot readily be determined, at the rate per annum borne by the initial series of Securities, except that if no interest is payable in respect of the initial series of Securities or if such rate is not fixed then at the rate of % per annum. The net amount of rent required to be paid for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of, or measured or determined by, any variable factor, including, without limitation, the cost-of-living index and costs of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges and after excluding any portion of rentals based on a percentage of sales made by the lessee. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated;

     (2) the term "shareholders' equity in the Company and its consolidated Subsidiaries" shall mean the consolidated capital and surplus (including retained earnings) of the Company and its consolidated Subsidiaries, excluding the cost of shares of the Company held in treasury; and
     (3) the term "Mortgage" on any specified property shall mean any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property.

     SECTION   106          Limitation  on  Sale  and   Leaseback
     Transactions.

     The Company covenants and agrees for the benefit of each series of Securities, other than any series established by or pursuant to a Board Resolution or in one or more supplemental indentures hereto which specifically provides otherwise, that it will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any person for the leasing by the Company or a Restricted Subsidiary (except for leases for a term of not more than three years and for leases of a part of a Principal Property, which has been sold, for use in connection with the winding up or termination of the business conducted on such Principal Property, and except, in the case of a Restricted Subsidiary, a lease to the Company or another Restricted Subsidiary) of any Principal Property (whether now owned or hereafter acquired), which Principal Property has been or is intended to be sold or transferred by the Company or such Restricted Subsidiary to such person (herein referred to as a "Sale and Leaseback Transaction"), unless (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 1005, to incur indebtedness secured by a Mortgage on such Principal Property without equally and ratably securing the Securities, or (b) the Company shall (and in any such case the Company covenants that it will) apply an amount equal to the fair value of such Principal Property so leased (as determined by the Board of Directors) to the retirement (other than by payment at maturity or to satisfy the mandatory requirements of any sinking, purchase or analogous fund or prepayment provision), within 180 days of the effective date of any such Sale and Leaseback Transaction, of Securities or other Funded Indebtedness of the Company or any Restricted Subsidiary ranking on a parity with the Securities, or to the purchase, improvement or construction of properties which are Principal Properties; provided, however, that the amount to be applied to the  retirement of such Funded Indebtedness shall be  reduced  by
(a) the principal amount of any Securities delivered within 180 days after such sale or transfer to the Trustee for retirement and cancellation and (b) the principal amount of other Funded Indebtedness ranking on a parity with the Securities voluntarily retired by the Company within 180 days after such sale or transfer; and promptly after the expiration of such 180-day period the Company shall have delivered to the Trustee an Officers' Certificate setting forth in reasonable detail all material facts necessary to show compliance with this Subsection.

     SECTION 1008        Waiver of Certain Covenants

     The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 and 1005 if before the time for such compliance the Holders of at least 66-_% in principal amount of the Outstanding Securities of all series affected by such omission (voting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the trustee in respect of any such term, provision or condition shall remain in full force and effect.

                           ARTICLE 11

                    REDEMPTION OF SECURITIES

     SECTION 111.        Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

     SECTION 112.        Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

     SECTION 113.        Selection by Trustee of Securities to Be
Redeemed.

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, substantially pro rata, by lot or by any other method as the Trustee considers fair and appropriate and that complies with the requirements of the principal national securities exchange, if any, on which such Securities are listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     SECTION 114.        Notice of Redemption.

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at this address appearing in the Security Register.

     All notices of redemption shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular
Securities to be redeemed;

     (4) that on the Redemption Date the Redemption Price will be come due and payable upon each such security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

     (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

     (6) that the redemption is for a sinking fund, if such is the case;

     (7) the CUSIP number, if any, of the Securities to be redeemed; and

     (8) unless otherwise provided as to a particular series of Securities, if at the time of publication or mailing of any notice of redemption the Company shall not have deposited with the Trustee or Paying Agent and/or irrevocably directed the Trustee or Paying Agent to apply, from money held by it available to be used for the redemption of Securities, an amount in cash sufficient to redeem all of the Securities called for redemption, including accrued interest to the Redemption Date, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee or Paying Agent before the Redemption Date (unless such redemption is mandatory) and such notice shall be of no effect unless such moneys are so received before such date.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 115.        Deposit of Redemption Price.

     Prior to 10:00 a.m. any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1009) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     SECTION 116.        Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such security for redemption in accordance with said notice, such security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular or Special Record Dates according to their terms and the provisions of Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed thereof or in the security.

     SECTION 117.        Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the security so surrendered.

                           ARTICLE 12

                         SINKING FUNDS

     SECTION 121.        Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to redemption as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

     SECTION 122.     Satisfaction of Sinking  Fund  Payments
with Securities.

     The Company (1) may deliver Securities of a series (other than any Securities previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

     SECTION  123.         Redemption of Securities  for  Sinking
Fund.
     Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                           ARTICLE 13

               DEFEASANCE AND COVENANT DEFEASANCE

     SECTION  131.         Applicability  of  Article;  Company's
Option to Effect Defeasance or Covenant Defeasance.

     Unless pursuant to Section 301 provision is made for the inapplicability of either or both of (a) Defeasance of the Securities of a series under Section 1302 or (b) Covenant Defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (unless inapplicable) or Section 1303 (unless inapplicable) be applied to the Outstanding Securities of such series upon compliance with the applicable conditions set forth below in this Article.

     SECTION 132.        Defeasance and Discharge.

     Upon  the  Company's  exercise of  the  option  provided  in
Section 1301 to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "Defeasance"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in Section 1304, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1009, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option with respect to Defeasance under this Section 1302 notwithstanding the prior exercise of its option with respect to Covenant Defeasance under Section 1303 in regard to the Securities of such series.

     SECTION 133.        Covenant Defeasance.

     Upon  the  Company's  exercise of  the  option  provided  in
Section 1301 to obtain a Covenant Defeasance with respect to the Outstanding Securities of a particular series, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001,
1002, 1006, 1008 and 1009) with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter, "Covenant Defeasance"). Covenant Defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 304, 305, 306, 506, 509, 610, 1001, 1002, 1006, 1008 and 1009), whether directly or indirectly by reason of any reference elsewhere herein or by reason of any reference to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 501(4) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

     SECTION  134.         Conditions to Defeasance  or  Covenant
Defeasance.

     The  following  shall be the conditions to Defeasance  under
Section 1302 and Covenant Defeasance under Section 1303 with respect to the Outstanding Securities of a particular series:

     (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article applicable to it), under the terms of an irrevocable trust agreement in form and substance reasonably satisfactory to such Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, after payment of all federal, state and local taxes or other charges or assessments in respect thereof payable by the Trustee, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

     (2) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit, and no Default or Event of Default under clause (5) or
(6) of Section 501 hereof shall occur and be continuing, at any time during the period ending on the 31st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (3) Such deposit, Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

     (4) Such Defeasance or Covenant Defeasance shall not cause any Securities of such series then listed on any national securities exchange registered under the Exchange Act to be delisted.

     (5) In the case of an election with respect to Section 1302, the Company shall have delivered to the Trustee either (A) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred or (B) an Opinion of Counsel, based on such ruling or on a change in the applicable federal income tax law since the date of this Indenture, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Defeasance had not occurred.

     (6) In the case of an election with respect to Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

     (7)   Such  Defeasance  or  Covenant  Defeasance  shall   be
effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

     (8) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Defeasance under Section 1302 or the Covenant Defeasance under
Section 1303 (as the case may be) have been complied with.

     SECTION   135.        Deposited Money and Government
Obligations To Be Held In Trust.

     Subject to the provisions of the last paragraph of Section 1009, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver to pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided ln Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.

                           ARTICLE 14

                         MISCELLANEOUS

     SECTION 141.        Miscellaneous.

     This   instrument  may  be  executed  in   any   number   of
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                              INGERSOLL-RAND COMPANY

                              By  ___________________________
                              Name:
                              Title:

                              By: ___________________________
                              Name:
                              Title:
Attest:



Name:
Title:

                              THE BANK OF NEW YORK, as Trustee

                              By  __________________________
                              Name:
                              Title:
Attest:

_________________________
Name:
Title: